Contingent Liabilities	6 Months Ended
Jun. 30, 2024
Contingent Liabilities [Abstract]
Contingent liabilities

27. Contingent liabilities

The two legacy tax cases of Kabanga Nickel Company Ltd, a Tanzanian subsidiary of Lifezone, filed with the Tax Revenue Appeals Tribunal to dispute a tax assessment by the TRA regarding withholding tax imposed on imported services, are ongoing as of June 30, 2024. The services received were provided by non-resident entities between 2010 to 2012 and again from 2015 to 2016, while Kabanga Nickel Company Ltd was owned by previous owners, Barrick Gold and Glencore. A court session was held at the Tanzanian Court of Appeal in early July, dealing with one of the cases, while our Tanzanian subsidiary continues to engage with the TRA in order to resolve.

The combined principal of both cases is approximately $3.4 million (TSZ 8.9 billion) using the closing foreign exchange rate as of June 30, 2024.